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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 12, 2006

                                -----------------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        000-22839                                        11-3225567
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On September 12, 2006, Globecomm Systems Inc. (the "Registrant") reported its financial results for its fiscal 2006 fourth quarter and year ended June 30,
2006. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as
amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

Exhibit Number    Description
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99.1              Press Release, dated September 12, 2006, reporting the
                  financial results of the Registrant for its fiscal 2006
                  fourth quarter and year ended June 30, 2006.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Globecomm Systems Inc.
                            ----------------------------------------------------
                            (Registrant)

                            By:    /s/ Andrew C. Melfi
                                   -------------------
                            Name:  Andrew C. Melfi
                            Title: Vice President, Chief Financial Officer and
                                   Treasurer (Principal Financial and Accounting
                                   Officer)

Dated: September 12, 2006